Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of MUNICIPAL MORTGAGE & EQUITY, LLC, a Delaware limited liability company, does hereby constitute and appoint MICHAEL L. FALCONE, STEPHEN A. GOLDBERG and MELANIE M. LUNDQUIST, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2005, File Number 001-11981, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2006.

By:	/s/ Charles C. Baum
Name:	Charles C. Baum

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of MUNICIPAL MORTGAGE & EQUITY, LLC, a Delaware limited liability company, does hereby constitute and appoint MICHAEL L. FALCONE, STEPHEN A. GOLDBERG and MELANIE M. LUNDQUIST, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2005, File Number 001-11981, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2006.

By:	/s/ Richard O. Berndt
Name:	Richard O. Berndt, Esq.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of MUNICIPAL MORTGAGE & EQUITY, LLC, a Delaware limited liability company, does hereby constitute and appoint MICHAEL L. FALCONE, STEPHEN A. GOLDBERG and MELANIE M. LUNDQUIST, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2005, File Number 001-11981, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2006.

By:	/s/ Eddie C. Brown
Name:	Eddie C. Brown

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of MUNICIPAL MORTGAGE & EQUITY, LLC, a Delaware limited liability company, does hereby constitute and appoint MICHAEL L. FALCONE, STEPHEN A. GOLDBERG and MELANIE M. LUNDQUIST, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2005, File Number 001-11981, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2006.

By:	/s/ Robert S. Hillman
Name:	Robert S. Hillman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of MUNICIPAL MORTGAGE & EQUITY, LLC, a Delaware limited liability company, does hereby constitute and appoint MICHAEL L. FALCONE, STEPHEN A. GOLDBERG and MELANIE M. LUNDQUIST, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2005, File Number 001-11981, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2006.

By:	/s/ Barbara B. Lucas
Name:	Barbara B. Lucas

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of MUNICIPAL MORTGAGE & EQUITY, LLC, a Delaware limited liability company, does hereby constitute and appoint MICHAEL L. FALCONE, STEPHEN A. GOLDBERG and MELANIE M. LUNDQUIST, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2005, File Number 001-11981, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2006.

By:	/s/ Arthur S. Mehlman
Name:	Arthur S. Mehlman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of MUNICIPAL MORTGAGE & EQUITY, LLC, a Delaware limited liability company, does hereby constitute and appoint MICHAEL L. FALCONE, STEPHEN A. GOLDBERG and MELANIE M. LUNDQUIST, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2005, File Number 001-11981, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2006.

By:	/s/ Fred N. Pratt, Jr.
Name:	Fred N. Pratt, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of MUNICIPAL MORTGAGE & EQUITY, LLC, a Delaware limited liability company, does hereby constitute and appoint MICHAEL L. FALCONE, STEPHEN A. GOLDBERG and MELANIE M. LUNDQUIST, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2005, File Number 001-11981, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2006.

By:	/s/ Douglas A. McGregor
Name:	Douglas A. McGregor